SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant To Section 14(A) Of The Securities
             Exchange Act Of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-2.


                        PRINT DATA CORP.
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-
      6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------

     (5) Total fee paid:
        ---------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

        ---------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------

     (3) Filing Party:

        ---------------------------------------------------------

     (4) Date Filed:

        ---------------------------------------------------------

                        PRINT DATA CORP.
                     43 NEW BRUNSWICK AVENUE
                   HOPELAWN, NEW JERSEY 08861


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD JULY 17, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 annual meeting ("Annual Meeting") of stockholders of Print Data Corp., (the "Company") to be held at Ramada Plaza, 3050 Woodbridge Avenue, Raritan Industrial Center, Edison, New Jersey 08837, on July 17, 2003, at 1:00 p.m. Eastern Standard Time.

     At the Annual Meeting, you will be asked to act on the following matters:

     1. To elect three directors to the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;
     2.   To approve the Company's 2003 Employee Stock Plan;
     3. To ratify the appointment by the Board of Directors of Weinberg and Co., P.A. as the Company's independent auditors for the fiscal year ending December 31, 2003; and
     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed June 10, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed for the Annual Meeting.

     Your copy of the Company's 2002 Annual Report on Form 10-KSB is enclosed.


                                          Sincerely,

                                          /s/ Jeffrey I. Green
                                          Jeffrey I. Green
                                          Secretary

June 27, 2003

                            IMPORTANT

     You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting in person, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES. Your proxy will be returned to you if you should be present at the Annual Meeting and should request such return or if you should request such return in the manner provided for revocation of proxies on the initial pages of the enclosed proxy statement. Prompt response by our stockholders will reduce the time and expense of solicitation.


                        PRINT DATA CORP.
                     43 NEW BRUNSWICK AVENUE
                   HOPELAWN, NEW JERSEY 08861

              PROXY STATEMENT FOR ANNUAL MEETING OF
            STOCKHOLDERS TO BE HELD ON JULY 17, 2003

MATTERS TO BE ACTED UPON

  1. To elect three directors to the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;
  2.   To approve the Company's 2003 Employee Stock Plan;
  3. To ratify the Board of Directors' appointment of Weinberg and Co., P.A. as the Company's independent auditors for the fiscal year ending December 31, 2003;
  4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

SOLICITATION OF PROXIES; ACCOMPANYING DOCUMENTATION

     We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Print Data Corp. (the
"Company," "we," or "us"), for the 2003 Annual Meeting of Stockholders (the "Annual Meeting"), including any adjournment or postponement thereof. The Annual Meeting will be held at 1:00 p.m. Eastern Standard Time, on July 17, 2003, at Ramada Plaza, 3050 Woodbridge Avenue, Raritan Industrial Center, Edison, New Jersey 08837.

     Starting on or about June 27, 2003, we are mailing this proxy statement to stockholders entitled to vote at the Annual Meeting, together with a form of proxy and voting instruction card ("proxy card") and the Company's Annual Report for the year ended December 31, 2002 (which cosists of the Company's Form 10-KSB for such period, including audited financial statements, filed with the Securities and Exchange Commission (the "SEC").

COSTS OF SOLICITATION

     All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent, American Stock Transfer & Trust Co., for their reasonable out-of-pocket expenses in forwarding such material.

STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING

     If you are a registered shareholder at the close of business on the record date, June 10, 2003, you are entitled to receive this notice and to vote at the Annual Meeting. There were 2,533,936 shares of common stock outstanding on the record date. You will have one vote on each matter properly brought before the Annual Meeting for each share of Company common stock you own.

HOW TO VOTE YOUR SHARES

     Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to vote in advance. If you own your shares in record name, you may cast your vote by simply marking, dating and signing your proxy card, and then returning it to the Company's transfer agent, American Stock Transfer & Trust Co., in the postage-paid envelope provided.

     Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) should follow the instructions you receive from your nominee to vote these shares.

HOW TO REVOKE YOUR PROXY

     You may revoke your proxy at any time before it is voted  at the Annual Meeting by:

     * Delivering written notice of revocation to: Secretary, Print Data Corp., P.O. Box 349, Perth Amboy, New Jersey
          08862, at any time before the proxy is voted;
     *    Executing and delivering a later-dated proxy; or
     *    Attending the Annual Meeting and voting by ballot.

     No notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matter taken prior to the receipt of such revocation. Your attendance at the Annual Meeting will not by itself revoke your proxy.

VOTING AT THE ANNUAL MEETING

     The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to vote in person at the Annual Meeting. If you hold your shares in street name, you must obtain a proxy executed in your favor from your nominee (such as a bank or broker) to be able to vote at the Annual Meeting.

     Your shares will be voted at the Annual Meeting as directed by the voting instructions on your proxy card if: (1) you are entitled to vote, (2) your proxy was properly executed, (3) we received your proxy prior to the Annual Meeting, and (4) you did not revoke your proxy prior to the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of June 10, 2003, the record date, we have a total of 2,533,936 shares of common stock outstanding. We do not have any shares of Preferred Stock outstanding. Each outstanding share of common stock is entitled to one vote on all matters to be submitted to a vote of the stockholders. Cumulative voting does not apply to the election of directors, so holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

         Security Ownership of Certain Beneficial Owners

The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to the Company to be the beneficial owner of more than five percent (5%) of our common stock:


Name and Address                          Amount and Nature
of Beneficial Owner                     of Beneficial Ownership          Percent of Class
-------------------                     -----------------------          ----------------

Jeffrey I. Green                                1,193,089 (D)                  47.08%
c/o Print Data Corp.
P.O. Box 349
Perth Amboy, New Jersey 08862

Phyllis S. Green                                1,001,519 (D)                  39.52%
c/o Print Data Corp.
P.O. Box 349
Perth Amboy, New Jersey 08862

                Security Ownership of Management

The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our common stock of each of our officers and directors, and officers and directors as a group:


Name and Address                          Amount and Nature
of Beneficial Owner                     of Beneficial Ownership          Percent of Class
-------------------                     -----------------------          ----------------

Jeffrey I. Green                                1,193,089 (D)                  47.08%
Director, President
c/o Print Data Corp.
P.O. Box 349
Perth Amboy, New Jersey 08862

Phyllis S. Green                                 1,001,519 (D)                 39.52%
Director, Executive
Administrator
c/o Print Data Corp.
P.O. Box 349
Perth Amboy, New Jersey 08862

Matthew Henninger                                   -0-                         --
Director
c/o Print Data Corp.
P.O. Box 349
Perth Amboy, New Jersey 08862

All Officers and Directors                      2,184,608                      86.60%
as a Group (3 persons).

----------------------------

THE BOARD'S RECOMMENDATIONS

     If you send a properly executed proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors:

     *    FOR the election of the nominated slate of Directors;
     *    FOR approval the Company's 2003 Employee Stock Plan;
     * FOR ratification of the appointment by the Board of Directors of Weinberg and Co., P.A. as the Company's independent auditors for the fiscal year ending December 31, 2003; and
     * If any other matters properly come before the Annual Meeting, the shares represented by all properly executed proxies will be voted in accordance with the judgment of the persons named on such proxies.

VOTES REQUIRED TO APPROVE EACH ITEM

     The presence at the Annual Meeting (in person or by proxy) of the holders of at least a majority of the shares outstanding on the record date, June 10, 2003, is necessary to have a quorum allowing us to conduct business at the Annual Meeting. On the Record Date, there were 2,533,936 shares of common stock, the Company's only outstanding voting securities, outstanding and entitled to vote. Each share of common stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the shares of common stock entitled to be voted at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Broker "non-votes" and abstentions have no effect on the outcome of the vote for any items. Broker "non-votes" occur when a nominee (such as a bank or broker) returns a proxy, but does not have the authority to vote on a particular proposal because it has not received voting instructions from the beneficial owner. Votes will be tabulated at the Annual Meeting by one or more inspectors of election appointed by the Board of Directors.

ANNUAL MEETING ADMISSION

     You  may  attend the Annual Meeting if you are a  registered
shareholder,  a  proxy  for  a  registered  shareholder,   or   a
beneficial owner of Company common stock with evidence of ownership.

VOTING RESULTS

     We will include the results of the Annual Meeting in the Company's next quarterly report filed with the SEC.


               PROPOSAL 1 -- ELECTION OF DIRECTORS
                     (ITEM 1 ON PROXY CARD)

     The By-laws of the Company provide that the number of directors constituting the Board of Directors shall be determined by resolution of the Board of Directors at any meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at Three (3).

     The Board of Directors has nominated Three (3) persons for election as directors of the Company at the Annual Meeting, each to serve until the 2004 Annual Meeting of Stockholders of the Company or until his successor shall have been duly elected and qualified. All of the nominees are currently serving as directors of the Company. Each nominee has consented to be named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve for any reason, the shares represented by all properly executed proxies will be voted for such alternate individual as shall be designated by the Board of Directors, unless the Board of Directors shall determine to reduce the number of directors pursuant to the By-laws of the Company.

     Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting, is required for the election of directors. Shares will be voted for the nominees in accordance with the specifications marked on the proxies applicable thereto, and if no specification is made, will be voted "FOR" the election of the nominees.

     The table below sets forth the names and ages of the nominees for director and the year each first became a director of the Company. See "Directors and Executive Officers" below.

                                           Year First Became A
     Name                        Age       Director Of The Company
     ----                        ---       -----------------------

     Jeffrey I. Green            39                  2000
     Director, President

     Phyllis S. Green            64                  2000
     Director, Executive Adm.

     Matthew T. Henninger        37                  2002
     Director

Recommendation

     The Board of Directors recommends that stockholders Vote
"FOR" all nominees for director.


       PROPOSAL 2 -- APPROVAL OF 2003 EMPLOYEE STOCK PLAN
                     (ITEM 2 ON PROXY CARD)

     The   Board   of  Directors  has  unanimously  adopted   and
recommended that the stockholders consider and approve the Company's 2003 Employee Stock Plan (the "Stock Plan"), under which an aggregate of 750,000 shares will be reserved for issuance. To become effective, the Company's stockholders must approve the Stock Plan. Such approval at the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on the Stock Plan will have the effect of a vote against the Stock Plan; broker non-votes with respect to voting on the Stock Plan will have no effect on the outcome of the vote.

     The Board of Directors has adopted the Stock Plan to assure that sufficient shares are available to provide stock-based incentives to those officers, directors, consultants and other employees of the Company or its parent and subsidiaries (whether now existing or subsequently established) who will be responsible for the Company's future growth and continued success. The Board of Directors believes the Stock Plan will attract, retain, and motivate highly qualified individuals that can execute the Company's business plan.

                    2003 EMPLOYEE STOCK PLAN

     The Board of Directors determined that officers, directors, consultants and other employees of the Company or its parent and subsidiaries (whether now existing or subsequently established) would perform better if their interests were linked to equity-based incentives; therefore, in April 2003, the Board of Directors adopted the 2003 Employee Stock Plan (the "Stock Plan") to meet both needs. The Stock Plan is intended to provide officers, directors, consultants and other employees of the Company or its parent and subsidiaries (whether now existing or subsequently established) with opportunities: (i) to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" ("ISOs); (ii) to purchase stock in the Company pursuant to options granted which do not qualify as ISOs ("Non-Qualified Options"); (iii) to receive awards of stock in the Company ("Awards"); and (iv) to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to individually as an "Option" and collectively as "Options". Options, Awards, and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights".

  The following is a summary of the principal features of the Stock Plan. This summary, however, does not purport to be a complete description of all the provisions of the Stock Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so without charge upon written request to the Corporate Secretary at the Company's principal executive offices in New Jersey. Approval of the Stock Plan requires the affirmative vote of the holders of a majority of the shares of common stock.

Administration of the Stock Plan

     The Stock Plan shall be administered by either (i) the Board of Directors of the Company; or (ii) a Stock Plan Committee (the "Committee"), appointed by the Board of Directors, subject to the provisions of the Stock Plan and applicable federal securities laws. Each transaction, i.e. each grant of Stock Rights to any eligible participant under the Stock Plan who is an officer or director of the Company, (i) shall be approved in advance to the granting of such right, by either the full Board of Directors or the Committee of the Board of Directors which shall be composed solely of two or more non-employee directors; (ii) shall be approved in advance to the granting of such right, or ratified no later than the next annual meeting of stockholders, by the affirmative votes of the holders of a majority of the securities of the issuer present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote; or (iii) shall be held by the officer or director for a period of six months following the date of such acquisition, provided that with respect to Options, at least six months shall elapse from the date of the acquisition/grant of the Options to the date of disposition of the Options (other than upon exercise or conversion) or its underlying equity security.

Eligibility

     ISOs may be granted to any employee of the Company or its parent and subsidiaries (whether now existing or subsequently established). Those officers and directors of the Company who are not employees may not be granted ISOs under the Stock Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or its parent and subsidiaries (whether now existing or subsequently established).

     As of June 10, 2003, two executive officers, one non-employee board member and approximately fourteen other employees and consultants were eligible to participate in the Stock Plan.

Granting of Stock Rights

     Stock Rights may be granted under the Stock Plan at any time after April 28, 2003 and prior to April 28, 2012. Upon cessation of service, an optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares.

Means of Exercising Stock Rights

     A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of common stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in
Section 1274 (d) of the Code, or (d) a combination of (a), (b), and (c) above.

Minimum Option Price; ISO Limitations

     The price per share specified in the agreement relating to each Non-Qualified Option granted under the Stock Plan shall in no event be less than the lesser of (i) the book value per share of common stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) 50% of the fair market value per share of common stock on the date of such grant. The price per share specified in the agreement relating to each ISO granted under the Stock Plan shall not be less than the fair market value per share of common stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110%of the fair market value per share of common stock on the date of the grant and such option is not exercisable more than five years from the date of its grant. To the extent that the aggregate fair market value (determined at the time the option is granted) of stock with respect to which options meeting the requirements of Section 422(b) are exercisable for the first time by any individual during any calendar year exceeds $100,000, then such options shall not be treated as incentive stock options.

Share Reserve; Grants; Adjustments

     A total of 750,000 shares of common stock have been authorized for issuance over the term of the Stock Plan, subject to adjustment pursuant to the provisions of the Stock Plan. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company, or shares of common stock reacquired by the Company in any manner.

     As of June 10, 2003, no Options, Awards or Purchases have been granted under the Stock Plan, and all 750,000 shares of common stock are available for future Stock Rights. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares issued does not exceed such number, as adjusted. If any Option granted under the Stock Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Stock Plan.

     The number of shares reserved under the Stock Plan shall be adjusted by the Board of Directors in an appropriate and equitable manner to reflect any change in the capitalization of the Company, including, among other things, stock dividends and stock splits; consolidation; recapitalization or reorganization; or liquidation.

Valuation

     The fair market value per share of common stock on any relevant date under the Stock Plan shall mean the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities. On May 30, 2003, the closing bid price per share was $0.06.

Term and Amendment of the Stock Plan

     The Stock Plan was adopted by the Board on April 28, 2003, subject to approval of the Stock Plan by the stockholders of the Company at the next meeting of Stockholders. The Stock Plan shall expire on April 28, 2012 (except as to Options outstanding on that date). The Board of Directors may terminate or amend the Stock Plan in any respect at any time, except that, without the approval of the holders of a majority of the outstanding shares of common stock obtained within 12 months before or after the Board of Directors adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Stock Plan may not be increased (except by adjustments pursuant to the terms of the Stock Plan); (b) the provisions regarding eligibility for grants of ISOs may not be modified (except by adjustment pursuant to the terms of the Stock
Plan); (c) the provisions regarding the exercise price at which shares may be offered pursuant to ISO's may not be modified (except by adjustment pursuant to the terms of the Stock Plan) and (d) the expiration date of the Stock Plan may not be extended.

Federal Income Tax Consequences

     Options granted under the Stock Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

      Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i)
the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over
(ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Awards and Purchases. The receipt of common stock of the Company pursuant to an Award or Purchase made under the Stock
Plan is taxed in accordance with the rules of Section 83 of the Code and the Regulations issued thereunder.

     Alternative Minimum Tax. In addition to the tax consequences described above, the exercise of ISOs granted under the Stock Plan may result in an assessment of the Code's "alternative minimum tax" which will be applied against a taxable base which is equal to regular taxable income, adjusted for certain limited deductions and losses, increased by items of tax preference, and reduced by a statutory exemption that is phased out for certain higher income taxpayers. The bargain element at the time of exercise of an ISO, i.e., the amount by which the value of the common stock received upon exercise of the ISO exceeds the exercise price, constitutes an item of tax preference for purposes of the alternative minimum tax. For purposes of determining alternative minimum taxable income (but not regular taxable income) for any subsequent year in which the taxpayer sells the stock acquired by exercise of the ISO, the basis of such stock will be its fair market value at the time the ISO was exercised. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against regular tax liability in later years.

Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to
certain   of  their  executive  officers,  to  the  extent   that
compensation exceeds $1 million per covered officer in any fiscal
year.   The limitation applies only to compensation that  is  not
considered to be performance-based. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the Stock Plan qualifies as performance-based compensation for purposes of Section 162(m) if such plan is administered by a committee of "outside directors" as defined
under   Section  162(m).   The  Company  anticipates   that   any
compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code
Section 162(m).

Accounting Treatment

     Option grants made to employees under the Stock Plan will generally not result in any charge to the Company's earnings. However, the Company must disclose in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. The number of outstanding options may be a factor in determining the Company's earnings per share on a fully diluted basis.

Recommendation

     The Board of Directors recommends that stockholders vote
"FOR" the approval of the Stock Plan.


PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                     (ITEM 3 ON PROXY CARD)

     The Company has appointed Weinberg and Company, P.A. ("Weinberg") as the Company's independent auditors for the fiscal year ending December 31, 2003. Weinberg audited the Company's financial statements for the fiscal year ended December 31, 2002, and the fiscal year ended December 31, 2001. Ratification of the appointment of Weinberg as the Company's independent auditors will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event stockholders do not ratify the appointment of Weinberg as the Company's independent auditors, the Board of Directors may reconsider such appointment. Representatives of Weinberg will not be present at the Annual Meeting to respond to questions or make statements.

Recommendation

     The Board of Directors recommends a vote "FOR" ratification of Weinberg as the Company's independent auditors for the fiscal year ending December 31, 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees. The aggregate fees billed for the fiscal years ended December 31, 2002 and December 31, 2001 for professional services rendered by Weinberg for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,386, and $28,742, respectively. The fees aggregating $28,742 for fiscal year end December 31, 2001 were for a combined two year audit for the years ended December 31, 2001 and 2000.

Audit-Related Fees. The aggregate fees billed for the fiscal years ended December 31, 2002 and December 31, 2001 for assurance and related services by Weinberg that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the category Audit Fees described above were $8,463 combined. The nature of the services comprising the fees disclosed under this category is as follows:
These fees related to the review of the Company's Form 10-SB Registration Statement, and amendments thereto, and responses to various SEC Comment Letters.

Tax Fees. No fees were billed for the fiscal years ended December
31, 2001 and December 31, 2002 for professional services rendered by Weinberg for tax compliance, tax advice, or tax planning

All Other Fees. No fees were billed for the fiscal years ended December 31, 2001 and December 31, 2002 for products and services provided by Weinberg, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

       The Board of Directors considered whether the provision of the  services  covered  under  the preceding  two  paragraphs  is
compatible    with   maintaining   the   principal   accountant's
independence.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

       A stockholder desiring to submit an otherwise eligible proposal for inclusion in the Company's proxy statement for the 2004 annual meeting of stockholders of the Company must deliver the proposal so that it is received by the Company no later than December 31, 2003. The Company requests that all such proposals be addressed to the Company's Secretary at the Company's principal executive offices, P.O. Box 349, Perth Amboy, New Jersey 08862, and mailed by certified mail, return-receipt requested.

FINANCIAL AND OTHER INFORMATION

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is being sent to stockholders of record as of the Record Date together with this Proxy Statement.

DIRECTORS AND EXECUTIVE OFFICERS

Our current directors and executive officers are as follows:


Name                        Age     Position                Term/Period Served
----                        ---     --------                ------------------

Jeffrey I. Green            39      Director, President,    1 yr./Since 1/2000
                                    Treasurer, Secretary

Phyllis Green               65      Director, Executive     1 yr./Since 8/2000
                                    Administrator

Matthew Henninger           36      Director                1 yr./Since 5/2002



Our current significant employees who are not officers or directors are as follows:

Name                        Age      Position
----                        ---      --------
Joel Green                  67       Assistant to the President,
                                     Salesperson

-----------------------

     Jeffrey I. Green has served as a Director and President of our Company since January 2000. He also serves as the Company's Treasurer and Secretary. Between 1985 and 1993, Mr. Green served as an officer and director of the Company, and between 1993 and 1999 he served as its General Manager. Jeffrey Green is Phyllis and Joel Green's son.

     Phyllis Green has served as a Director of our Company since August 2000, and as Executive Administrator of the Company since January 1, 1994. Mrs. Green has been working in the printing industry since 1959, and co-founded Print Data Corp. in 1984. From 1984 to December 31, 1993, Mrs. Green served as the President and a director of Print Data Corp. From January 1, 1994 to the present, Mrs. Green served as Executive Administrator of Print Data Corp., which is a part time position. Mrs. Green again became a director of Print Data in February 2001. Phyllis Green is Jeffrey Green's mother and Joel Green's wife.

     Matthew T. Henninger has served as a Director of our Company since May 2002, and as a strategic financial consultant to our Company since February 2002. Mr. Henninger's career has spanned the fields of corporate operations, finance and strategy. He has completed many successful mergers and acquisitions as both a merchant and investment banker. Furthermore, he has effectively arranged financing for a range of public and private companies. In 1986, Mr. Henninger founded 1st International Capital Group, a commercial real estate financing firm, which grew into a boutique investment banking firm, called Henninger Gold Kokozka, where from 1986 to 1991 he helped small businesses raise venture capital and advised companies on mergers and acquisitions. In 1993, Mr. Henninger founded Logan & Fisher, a boutique merchant banking firm that specialized in corporate finance and mergers and acquisitions, where from 1993 to 1996, Mr. Henninger worked with clients in a range of industries, including transportation, bioremediation, health care services, software development, custom manufacturing, environmental engineering, chemical refining, specialty equipment manufacturing, construction, and real estate. As a manager outside of the finance industry, he directed the successful turnaround and sale of two acquisition targets in the competitive candle and aroma industries. The first, from 1997 to 1999, was Ceres San Francisco, a leading manufacturer of specialty candles, and the second, from 2000 to 2001, was The Aromatherapy of Rome, a leading manufacturer of aromatherapy products.

     Joel Green has served as the Assistant to the President, and as a Salesperson of our Company since 1984. Mr. Green has been working in the printing industry since 1954, and co-founded Print Data Corp. in 1984. Joel Green is Jeffrey Green's father and Phyllis Green's husband.

     Each Director of the Company holds such position until the next annual meeting of stockholders and until his successor is duly elected and qualified. The officers hold office until the first meeting of the Board of Directors following the Annual Meeting of stockholders and until their successors are chosen and qualified, subject to early removal by the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board of Directors. As of the date of this Proxy Statement, the Board of Directors does not currently utilize a standing audit, nominating or compensation committee or other committee performing similar functions.

     During the fiscal year ended December 31, 2002, the Board of Directors did not meet for director meetings; but took actions on approximately eight occasions by unanimous written consent.

EXECUTIVE COMPENSATION.


Long Term Compensation


                                                                                Long Term Compensation
                                                                      -----------------------------------------
                               Annual Compensation                           Awards                    Payouts
---------------------------------------------------------------------------------------------------  ----------
 (a)                   (b)      (c)        (d)          (e)              (f)            (g)            (h)
                                                                       Restricted     Securities
Name &                                               Other Annual       Stock         Underlying/      LTIP         All Other
Position               Year   Salary($)   Bonus($)  Compensation($)   Award(s)($)   Options/SARs(#)  Payouts($)   Compensation($)
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey I. Green.
Director, President    2002   306,000       -0-           -0-             -0-             -0-           -0-             -0-
                       2001   306,000       -0-           -0-             -0-             -0-           -0-             -0-
                       2000   338,306       -0-           -0-             -0-             -0-           -0-             -0-

---------------------------------------------------------------------------------------------------------------------------------

Phyllis Green.
Director, Executive
  Administrator
(part time position)   2002   180,400       -0-           -0-             -0-             -0-           -0-             -0-
                       2001   158,600       -0-           -0-             -0-             -0-           -0-             -0-
                       2000   187,550       -0-           -0-             -0-             -0-           -0-             -0-
---------------------------------------------------------------------------------------------------------------------------------


                    Compensation of Directors

During fiscal year 2002, no officer or director received any type of compensation from the Company for serving as such.

Presently, our directors, including those who serve as officers of the Company, are not compensated for serving as such, other than reimbursement for out of pocket expenses incurred in attending director meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 30, 2000, our Company entered into an unsecured, long- term note receivable with each of Jeffrey I. Green and Joel Green in the amounts $273,530, and $60,000, respectively. The notes were for a ten-year period, due June 30, 2010, payable in semi-annual installments commencing December 31, 2000 with interest at 7.75% per annum. On July 24, 2002, our Company received full payment of the total outstanding balance for the notes from each of Jeffrey I. Green and Joel Green.

     Also, on June 30, 2000, our Company entered into an unsecured, long term note receivable with William Doehler in the amount of $331,382. Mr. Doehler is a former employee of the Company, and is Jeffrey I. Green's brother-in-law and Phyllis and Joel Green's son-in- law. The note is for a ten-year period, due June 30, 2010, payable in semi-annual installments commencing December 31, 2000 with interest at 7.75% per annum. Also, at that time, our Company entered into a ten- year non-compete agreement with William Doehler whereby Mr. Doehler will be paid $23,000 semi-annually for a total of $460,000. The agreement ends on June 30, 2010. The Company's Board of Directors, which was comprised solely of Jeffrey I. Green, approved all of the June 30, 2000 transactions. At that time, the Company was a closely held family company, and Mr. Green deemed the transactions to be fair to the Company. The interest rates in these transactions reflected prevailing interest rates at that time for that particular type of transaction.

     On July 24, 2002 each of Jeffrey I. Green and Phyllis Green entered into an unsecured, short-term convertible note receivable with the Company, each in the amount $3,250. The notes were for a period of 18 months, due January 24, 2004, payable on January 24, 2004 with interest at 8% per annum. On October 16, 2002, we issued 882,664 shares of common stock to each of Jeffrey I. Green and Phyllis Green in connection with the conversion of these note receivables. Pursuant to the terms of the notes, each note was convertible into our common stock at a conversion price equal to a 25% discount to the last closing bid price of our common stock as quoted on the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Over-the-counter Bulletin Board or any similar successor organization or the Pink Sheets. On October 16, 2002, the conversion date, the closing bid price as quoted on the Pink Sheets was equal to $0.005 per share, which means the conversion price per share was equal to $0.00375 per share. The outstanding principal owed on each promissory note was equal to $3,250, and the unpaid accrued interest on each promissory note was equal to $59.99, all of which totaled $3,309.99 in the aggregate, and equated to 882,664 shares for each promissory note. The Company's Board of Directors, which was comprised of two interested directors and one disinterested director, unanimously approved all of the July 24, 2000 transactions. The entire Board of Directors deemed the terms of the transactions to be fair to the Company. The interest rates in these transactions reflected prevailing interest rates at that time for similar transactions. The Board of Directors has no formal rules in place for voting on interested party transactions, other than the statutory requirements contained within the Delaware Corporate Law relating to fairness in related party transactions, and the board deemed themselves to have complied with those applicable statutory requirements.

COMPLIANCE WITH CERTAIN REPORTING OBLIGATIONS

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and controlling stockholders to file initial reports of ownership and reports of changes of ownership of the Company's common stock with the Securities and Exchange Commission and the Company. To the Company's knowledge, all reports required to be so filed were filed in accordance with the provisions of said Section 16(a) during fiscal year ended December 31, 2002.

OTHER MATTERS

     The Board of Directors knows of no matters other than those described in this Proxy Statement that are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.

                    By Order of the Board of Directors,

                    /s/ Jeffrey I. Green
                    Jeffrey I. Green
                    Secretary


Hopelawn, New Jersey
June 2, 2003

                                                  APPENDIX
                                                  --------


                        PRINT DATA CORP.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned appoints Jeffrey I. Green and Phyllis S. Green, and any one of them, as proxies, to vote all shares of common stock of Print Data Corp. (the "Company") held of record by the undersigned as of June 10, 2003, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at held at Ramada Plaza, 3050 Woodbridge Avenue, Raritan Industrial Center, Edison, New Jersey 08837, on July 17, 2003, at 1:00 p.m. Eastern Standard Time and any adjournments thereof, upon the following matters:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 ON THE REVERSE HEREOF. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.


                             (OVER)

                    - FOLD AND DETACH HERE -

                    Please mark your votes as
                    indicated in this example
                               [X]

1.   Election of Directors:

     FOR ALL NOMINEES LISTED               WITHHOLD AUTHORITY
     below  (except as marked              to vote for all nominees listed
     to the contrary by lining             below.
     through or otherwise striking
     out the name of any nominee).

               [  ]                                    [  ]

     Nominees: 1) Jeffrey I. Green
               2) Phyllis S. Green
               3) Matthew T. Henninger



                                                 For    Against   Abstain
2.    Approval  of the Company's                 [  ]     [  ]     [  ]
      2003 Employee Stock Plan

                                                 For    Against   Abstain
3.   Ratification of the selection of Weinberg   [  ]     [  ]     [  ]
     and Co., P.A. as the Company's
     independent accountants for the fiscal
     year ending December 31, 2003.

4.   To transact such other business as may
     properly come before the Annual Meeting or any adjournment thereof.


Sign and print as name appears on stock certificate. Joint owners must both sign. Attorney, executor, administrator, trustee, or guardian must give title. A corporation or partnership must sign in its name by an authorized person.

Signature:

-------------------------------
Print name_____________________
Date_______________

Signature:

______________________________
Print name____________________
Date_______________

[  ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

___________________________
___________________________
___________________________


Print Data Corp.
Annual Meeting of Stockholders
July 17, 2003
1:00 p.m. Eastern Standard Time.